                            MONACO COACH CORPORATION

                            1993 DIRECTOR OPTION PLAN

               AS AMENDED AND RESTATED EFFECTIVE FEBRUARY 16, 1999

     1. PURPOSES OF THE PLAN. The purposes of this 1993 Director Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

                  All options granted hereunder shall be "non-statutory stock options."

         2. DEFINITIONS. As used herein, the following definitions shall apply:

                  (a)      "BOARD" means the Board of Directors of the Company.

                  (b) "CODE" means the Internal Revenue Code of 1986, as amended.

                  (c)      "COMMON STOCK" means the Common Stock of the Company.

                  (d) "COMPANY" means Monaco Coach Corporation, a Delaware corporation.

                  (e) "CONTINUOUS STATUS AS A DIRECTOR" means the absence of any interruption or termination of service as a Director.

                  (f)      "DIRECTOR" means a member of the Board.

                  (g) "EMPLOYEE" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

                  (h) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  (i) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

                           (i)      If the Common Stock is listed on any
established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the date of grant, as reported in The Wall Street Journal or such other source as the Board deems reliable;

                      (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the bid and asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                     (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

                 (j) "OPTION" means a stock option granted pursuant to the Plan.

                 (k) "OPTIONED STOCK" means the Common Stock subject to an Option.

                 (l) "OPTIONEE" means an Outside Director who receives an Option.

                 (m) "OUTSIDE DIRECTOR" means a Director who is not an Employee.

                 (n) "PARENT" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

                 (o) "PLAN" means this 1993 Director Option Plan.

                 (i) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

                 (p) "SUBSIDIARY" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

         3.      STOCK SUBJECT TO THE PLAN. Subject to the provisions of
Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is forty thousand (40,000) Shares (the "Pool") of Common Stock. The Shares may be authorized but unissued, or reacquired Common Stock.

                 If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

         4. ADMINISTRATION OF AND GRANTS OF OPTIONS UNDER THE PLAN.

                 (a) ADMINISTRATOR. Except as otherwise required herein, the Plan shall be administered by the Board.

                  (b) PROCEDURE FOR GRANTS. The provisions set forth in this
Section 4(b) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. All grants of Options to Outside Directors under this Plan shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

                      (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

                      (ii) Each Outside Director, except for Outside Directors who represent the interests of Liberty Partners, L.P., Liberty Investment Partners II, Cariad Capital, Inc. or Monaco Capital Partners, shall be automatically granted an Initial Option to purchase eight thousand (8,000) Shares (the "First Option") on the date on which the later of the following events occurs: (A) the effective date of the Company's initial underwritten public offering of its Common Stock pursuant to a registration statement filed under the Securities Act of 1933, as amended, or (B) the date on which such person first becomes a Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy.

                      (iii) Commencing on September 30, 1994, such Outside Director shall be automatically granted a subsequent Option to purchase one thousand six hundred (1,600) Shares (a "Subsequent Option") on September 30 of each year after the date of the First Option grant, provided such Outside Director shall have served on the Board for at least six months prior to the date of the Subsequent Option grant and remains an Outside Director on such date.

                      (iv)   Notwithstanding the provisions of subsections
(ii) and (iii) hereof, any exercise of an Option made before the Company has obtained stockholder approval of the Plan in accordance with Section 16 hereof shall be conditioned upon obtaining such stockholder approval of the Plan in accordance with Section 16 hereof.

                       (v) The terms of a First Option granted hereunder shall be as follows:

                             (A)     the term of the First Option shall
be ten (10) years.

                             (B)     the First Option shall be exercisable
only while the Outside Director remains a Director of the Company, except as set forth in Section 8 hereof.

                             (C)     the exercise price per Share shall
be 100% of the fair market value per Share on the date of grant of the First Option.

                              (D)     the First Option shall become
exercisable in installments cumulatively as to twenty percent (20%) of the Shares subject to the First Option one (1) year from its date of grant if, on such date, the Optionee has maintained his Continuous Status as a Director.

                         (vi)    The terms of a Subsequent Option granted
hereunder shall be as follows:

                                 (A)     the term of the Subsequent Option
shall be ten (10) years.

                                 (B)     the Subsequent Option shall be
exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 8 hereof.

                                 (C)     the exercise price per Share
shall be 100% of the fair market value per Share on the date of grant of the Subsequent Option.

                                 (D)     the Subsequent Option shall
become exercisable as to one hundred hundred percent (100%) of the Shares subject to the Subsequent Option five (5) years from its date of grant if, on such date, the Optionee has maintained his Continuous Status as a Director.

                        (vii) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the stockholders to increase the number of Shares which may be issued under the Plan or through can cellation or expiration of Options previously granted hereunder.

                 (c) POWERS OF THE BOARD. Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with Section 2(i) of the Plan, the Fair Market Value of the Common Stock; (ii) to interpret the Plan; (iii) to prescribe, amend and rescind rules and regulations relating to the Plan; (iv) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (v) to make all other determinations deemed necessary or advisable for the administration of the Plan.

                 (d) EFFECT OF BOARD'S DECISION. All decisions, determinations and interpretations of the Board shall be final.

             5. ELIGIBILITY. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in Section 4(b) hereof. An Outside Director who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

                  The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

         6. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company as described in Section 16 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.

         7. FORM OF CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of (i) cash, (ii) check, (iii) promissory note, (iv) other shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (v) delivery of a properly executed exercise notice together with such other documentation as the Board and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, (vi) any combination of the foregoing methods of payment, or (vii) such other consideration and method of payment for the issuance of Shares to the extent permitted under applicable law.

         8.   EXERCISE OF OPTION.

              (a) PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4(b) hereof; provided, however, that no Options shall be exercisable until stockholder approval of the Plan in accordance with Section 16 hereof has been obtained.

              An Option may not be exercised for a fraction of a Share.

              An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

              Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) RULE 16b-3. Options granted to Outside Directors must comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act or any successor thereto and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                  (c) TERMINATION OF CONTINUOUS STATUS AS A DIRECTOR. In the event an Optionee's Continuous Status as a Director terminates (other than upon the Optionee's death or total and permanent disability (as defined in Section 22(e)(3) of the Code)), the Optionee may exercise his or her Option, but only within three (3) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option at the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

                  (d) DISABILITY OF OPTIONEE. In the event Optionee's Continuous Status as a Director terminates as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), the Option granted hereunder to such Optionee shall become vested and exercisable for the full number of Shares covered by the Option. The Optionee may exercise his or her Option, at any time within twelve (12) months from the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                (e) DEATH OF OPTIONEE. In the event of the death of an Optionee, the Option shall become vested and exercisable for the full number of Shares covered by the Option. The Option held by the Optionee at the time of death may be exercised at any time within twelve (12) months following the date of death by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance. In no event shall an Option be exercised later than the expiration of the term of the Option, as set forth in the Option agreement. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

           9. NON-TRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

          10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER, ASSET SALE OR CHANGE OF CONTROL.

                (a) CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option and the number of

Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

                  (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

                  (c) MERGER OR ASSET SALE. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option shall be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume the Option or to substitute an equivalent option, the Board shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty
(30) days from the date of such notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

         11.   AMENDMENT AND TERMINATION OF THE PLAN.

               (a) AMENDMENT AND TERMINATION. Except as set forth in Section 4, the Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

               (b) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

         12. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4(b) hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

         13. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

               As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

               Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         14. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         15. OPTION AGREEMENT. Options shall be evidenced by written option agreements in such form as the Board shall approve.

         16. STOCKHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the stockholders of the Company at or prior to the first annual meeting of stockholders held subsequent to the granting of an Option hereunder. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law.

                            MONACO COACH CORPORATION

                            DIRECTOR OPTION AGREEMENT

                                SUBSEQUENT GRANT


         Monaco Coach Corporation, a Delaware corporation (the "Company"), has granted to _____ (the "Optionee"), an option to purchase a total of one thousand six hundred (1,600) shares of the Company's Common Stock (the "Optioned Stock"), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the Company's 1993 Director Option Plan (the "Plan") adopted by the Company which is incorporated herein by reference. The terms defined in the Plan shall have the same defined meanings herein.

         1. NATURE OF THE OPTION. This Option is a nonstatutory option and is not intended to qualify for any special tax benefits to the Optionee.

         2. EXERCISE PRICE. The exercise price is $_____ for each share of Common Stock.

         3. EXERCISE OF OPTION. This Option shall be exercisable during its term in accordance with the provisions of Section 8 of the Plan as follows:

                  (i)      RIGHT TO EXERCISE.

                           (a)      This Option shall become exercisable as
to one hundred percent (100%) of the Shares subject to this agreement five
(5) years from the date of grant if, on such date, Optionee has maintained his Continuous Status as a Director.

                           (b)      This Option may not be exercised for a
fraction of a share.

                           (c)      In the event of Optionee's death,
disability or other termination of Continuous Status as a Director, the exercisability of the Option is governed by Sections 6, 7 and 8 of this Agreement.

                  (ii) METHOD OF EXERCISE. This Option shall be exercisable by written notice which shall state the election to exercise the Option and the number of Shares in respect of which the Option is being exercised. Such written notice, in the form attached hereto as Exhibit A, shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price.

         4. METHOD OF PAYMENT. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee:

                  (i)      cash;

                  (ii)     check; or

                  (iii) surrender of other shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised; or

                  (iv) delivery of a properly executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price.

         5. RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulations, or if such issuance would not comply with the requirements of any stock exchange upon which the Shares may then be listed. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

         6. TERMINATION OF CONTINUOUS STATUS AS A DIRECTOR. In the event Optionee's Continuous Status as a Director terminates (other than upon the Optionee's death or permanent and total disability (as defined in Section 22(e)(3) of the Code), the Optionee may exercise his or her Option, but only within three (3) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise this Option at the date of such termination, and to the extent that Optionee does not exercise this Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

         7. DISABILITY OF OPTIONEE. In the event Optionee's Continuous Status as a Director terminates as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may exercise his or her Option, but only within twelve (12) months from the date of termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the date of expiration of its ten
(10) year term). To the extent that Optionee was not entitled to exercise this Option at the date of termination, and to the extent Optionee does not exercise this Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

         8. DEATH OF OPTIONEE. In the event of the Optionee's death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the

Option, but only within
twelve (12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it at the date of death (but in no event later than the date of expiration of its ten (10) year term). To the extent that Optionee was not entitled to exercise this Option at the date of death, and to the extent Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise this Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

         9. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         10. TERM OF OPTION. This Option may not be exercised more than ten (10) years from the Vesting Commencement Date of this Option, and may be exercised during such period only in accordance with the Plan and the terms of this Option.

         11. TAXATION UPON EXERCISE OF OPTION. Optionee understands that, upon exercise of this Option, he will recognize income for tax purposes in an amount equal to the excess of the then Fair Market Value of the Shares purchased over the exercise price paid for such Shares. Since the Optionee is subject to
Section 16(b) of the Securities Exchange Act of 1934, as amended, under certain limited circumstances the measurement and timing of such income (and the commencement of any capital gain holding period) may be deferred, and the Optionee is advised to contact a tax advisor concerning the application of
Section 83 in general and the availability an 83(b) election in particular in connection with the exercise of the Option. Upon a resale of such Shares by the Optionee, any difference between the sale price and the Fair Market Value of the Shares on the date of exercise of the Option, to the extent not included in income as described above, will be treated as capital gain or loss.

         Dated:
               --------------------------

                                       MONACO COACH CORPORATION,
                                       a Delaware corporation


                                       By:
                                          -------------------------------
                                                Kay L. Toolson, President


         Optionee acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.

         Dated:

                                            --------------------------------
                                            , Optionee

                                    EXHIBIT A

                            MONACO COACH CORPORATION

                      DIRECTOR STOCK OPTION EXERCISE NOTICE


Attention:     Monaco Coach Corporation
               Corporate Secretary


         1. EXERCISE OF OPTION. The undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase ______ shares of the Common Stock (the "Shares") of Monaco Coach Corporation (the "Company") under and pursuant to the Company's 1993 Director Option Plan (the "Plan") and the Director Option Agreement dated _______________ (the "Agreement").

         2. REPRESENTATIONS OF OPTIONEE. Optionee acknowledges that Optionee has received, read and understood the Agreement.

         3. FEDERAL RESTRICTIONS ON TRANSFER. Optionee understands that the Shares must be held indefinitely unless they are registered under the Securities Act of 1933, as amended (the "1933 Act") or unless an exemption from such registration is available and that the certificate(s) representing the Shares may bear a legend to that effect. Optionee understands that the Company is under no obligation to register the Shares and that an exemption may not be available or may not permit Optionee to transfer Shares in the amounts or at the times proposed by Optionee.

         4. TAX CONSEQUENCES. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultant(s) Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

         5. DELIVERY OF PAYMENT. Optionee herewith delivers to the Company the aggregate purchase price for the Shares that Optionee has elected to purchase and has made provision for the payment of any federal or state withholding taxes required to be paid or withheld by the Company.

         6. ENTIRE AGREEMENT. The Agreement and the Plan are incorporated herein by reference. This agreement, the Plan and the Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof. This agreement, the Plan and the Agreement are governed by Delaware law except for that body of law pertaining to conflict of laws.

Submitted by:                               Accepted by:

OPTIONEE:                                   MONACO COACH CORPORATION

         ------------------------           By:
                                               -------------------------------
                                            Its:
                                               -------------------------------
Address:
        -------------------------

        -------------------------

        -------------------------
Dated:                                       Dated:
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